Vanguard Short-Term Tax-Exempt Bond ETF
Supplement Dated October 25, 2024, to the Prospectus and Summary Prospectus Dated March 27, 2024
Important Changes to Vanguard Short-Term Tax-Exempt Bond ETF (the Fund)

In accordance with approval granted by the Fund’s Board of Trustees, the Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.
Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.
Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Principal Investment Strategies”:
The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.
The following is added under the heading “Principal Risks”:
• Nondiversification risk. Because the Fund seeks to closely track the composition of the Fund’s target index, from time to time, more than 25% of the Fund’s total assets may be invested in issuers representing more than 5% of the Fund’s total assets due to an index rebalance or market movement, which would result in the Fund being nondiversified under the Investment Company Act of 1940. The Fund’s performance may be hurt disproportionately by the poor performance of bonds issued by just a few issuers or even a single issuer, and the Fund’s shares may experience significant fluctuations in value.

© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS V014A 102024

Vanguard Wellington Fund

Supplement Dated October 25, 2024, to the Statement of Additional Information Dated March 27, 2024
Important Changes to Vanguard Short-Term Tax-Exempt Bond ETF (the Fund)
In accordance with approval granted by the Fund’s Board of Trustees, on behalf of Vanguard Short-Term Tax-Exempt Bond ETF, the Fund has revised its diversification policy under the Investment Company Act of 1940. Under the revised policy, the Fund will continue to track its target index even if the Fund becomes nondiversified as a result of an index rebalance or market movement.
Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.
Statement of Additional Information Text Changes
In the Fundamental Policies section, the following paragraph is added under the heading “Diversification” on page B-4:
For Vanguard Short-Term Tax-Exempt Bond ETF, with respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities; except as may be necessary to approximate the composition of its target index. This imitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
At the end of the Fundamental Policies section, the following sentence is added:
Shareholder approval will not be sought if Vanguard Short-Term Tax-Exempt Bond ETF crosses from diversified to nondiversified status in order to approximate the composition of its target index.
© 2024 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 021A 102024